As filed with the Securities and Exchange Commission on March 25, 2002
                       Securities Act File No. 333-81200
                   Investment Company Act File. No. 811-21025


================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         -----------------------------


                               Amendment No. 1 to

                                    FORM N-2


 |_|      Registration Statement Under The Securities Act of 1933
 |_|       Pre-Effective Amendment No. 1
 |_|      Post-Effective Amendment No.
 |_|      Registration Statement Under The Investment Company Act of 1940
 |_|     Amendment No. 1

                                 SHARCS TRUST I
               (Exact Name of Registrant as Specified in Charter)

                          c/o Salomon Smith Barney Inc.
                              388 Greenwich Street
                            New York, New York 10013
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 816-6000

                                 Alan M. Rifkin
                            Salomon Smith Barney Inc.
                              390 Greenwich Street
                            New York, New York 10013
                     (Name and Address of Agent for Service)

                                 With copies to

                             Raymond B. Check, Esq.
                       Cleary, Gottlieb, Steen & Hamilton
                                One Liberty Plaza
                            New York, New York 10006
                                 (212) 225-2000

         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [ ]

                         CALCULATION OF REGISTRATION FEE
                        UNDER THE SECURITIES ACT OF 1933

===============================================================================================

                                                  Proposed   Proposed Maximum
                                                   Maximum       Aggregate         Amount of
           Title of Securities   Amount Being  Offering Price    Offering        Registration
            Being Registered      Registered    Per SHARCS(1)    Price(1)           Fee(2)


-----------------------------------------------------------------------------------------------

SHARCS representing shares of
  beneficial  interest...........    SHARCS            $         $400,000,000       $36,800


 ==============================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.

(2)  $239 was previously paid on January 22, 2002.


         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                 SHARCS TRUST I

                              Cross-Reference Sheet

                          Parts A and B of Prospectus*

Item

  No.    Caption                                       Prospectus Caption
 -----   -------                                       ------------------
1.       Outside Front Cover...........................Front Cover Page
2.       Inside Front and Outside Back Cover Page......Front Cover Page; Inside
                                                       Front Cover Page

3.       Fee Table and Synopsis........................Prospectus Summary;
                                                       Fees and Expenses
4.       Financial Highlights..........................Not Applicable
5.       Plan of Distribution..........................Front Cover Page;
                                                       Prospectus Summary;
                                                       Underwriting

6.       Seller........................................Not Applicable
7.       Use of Proceeds...............................Use of Proceeds;
                                                       Investment Objectives
                                                       and Policies
8.       General Description of the Registrant.........Front Cover Page;
                                                       Prospectus Summary;
                                                       The Trust; Investment
                                                       Restrictions;
                                                       Investment Objectives
                                                       and Policies; Risk
                                                       Factors for SHARCS
9.       Management....................................Management and
                                                       Administration of the
                                                       Trust


10.      Capital Stock, Long-Term Debt
         and Other Securities; Federal
         Income Tax Consequences.......................Description of the
                                                       SHARCS; Certain United
                                                       States Federal Income Tax
                                                       Consequences


11.      Defaults and Arrears on Senior Securities.....Not Applicable
12.      Legal Proceedings.............................Not Applicable
13.      Table of Contents of the Statement of
         Additional Information........................Not Applicable
14.      Cover Page....................................Not Applicable
15.      Table of Contents.............................Not Applicable
16.      General Information and History...............The Trust
17.      Investment Objective and Policies.............Investment Objectives and
                                                       Policies; Investment
                                                       Restrictions

18.      Management....................................Management and
                                                       Administration of the
                                                       Trust
19.      Control Persons and Principal
         Holders of Management and
         Administration of the Securities..............The Trust
20.      Investment Advisory and Other Services........Management and
                                                       Administration of the
                                                       Trust
21.      Brokerage Allocation and Other Practices......Investment Objectives
                                                       and Policies

22.      Tax Status....................................Certain United States
                                                       Federal Income
                                                       Tax Consequences


23.      Financial Statements..........................Statement of Assets,
                                                       Liabilities and
                                                       Capital

--------------

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the N-2 Registration Statement.

The information in this preliminary prospectus is not complete and may be changed. These securities may be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION, DATED MARCH 25, 2002


PROSPECTUS


                                    SHARCSSM

             (Shared Appreciation Redeemable Convertible Securities)
                                 SHARCS Trust I


     (Subject to Exchange into Common Stock and Notes of Agere Systems Inc.)

                        -------------------------------


         SHARCS Trust I is a recently created Delaware business trust. The SHARCS are securities that represent all of the beneficial interest in the trust. When the trust issues the SHARCS, it will acquire % senior subordinated notes due 2007 issued by Agere Systems Inc., shares of Class A common stock of Agere acquired in private transactions or in the open market at the closing price on , 2002 (the date of the pricing of the SHARCS), and put rights issued pursuant to a put option agreement under which Agere will make a payment in cash to the trust to the extent the market price of those shares when they are delivered to holders of the SHARCS or sold by the trust is below a specified level.

         For each SHARCS that you buy, you will receive a cash distribution of $ on each and starting on , 2002 and ending on the maturity date, which is , 2007 (except that the cash distribution payment on , 2002 will be $ per SHARCS). Those payments will be made out of the interest payments on the Agere notes that the trust acquires when it issues the SHARCS. Prior to the maturity date, each SHARCS holder will be required to elect (1) to receive its proportionate share of Agere common stock held by the trust on the maturity date or (2) to direct the trust to sell its proportionate share of Agere common stock into the market ratably over the 20 trading days preceding the maturity date. The put option agreement between Agere and the trust will require Agere to pay the trust the amount, if any, by which the average net cash proceeds of those sales are less than would have been realized at a sale price of $ per share (as adjusted for any dilutive events) and, for shares of Agere common stock that will be delivered to SHARCS holders, the amount, if any, by which the average closing price over the 20 trading days preceding the maturity date is less than $ per share (as adjusted for any dilutive events). On the maturity date, in addition to the final semiannual distribution, the trust will distribute to the holders of the SHARCS:

     o    the $500 principal payment received at maturity of the Agere notes;

     o either (i) such holder's proportionate share of the Agere common stock held by the trust or (ii) the net proceeds of the trust's sale of that stock (as elected by each holder); and

     o the related payments, if any, from Agere to the trust under the put option agreement described above.



         The last reported sale price of Agere common stock on       , 2002 was
$      per share.

         The SHARCS may be a suitable investment for investors who are capable of evaluating the risks involved in making an investment in debt and common stock of Agere and wish to participate in any appreciation in the price of the common stock of Agere and to receive semiannual distributions and protection against any decline in the price of that common stock for the term of the trust.

         For U.S. federal income tax purposes, the trust will be a grantor trust, and each SHARCS holder's investment in SHARCS will be treated as an acquisition of the underlying Agere note, common stock and put rights under the put option agreement between the trust and Agere. For a discussion of the U.S. federal income tax consequences of this characterization, see "Certain United States Federal Income Tax Consequences" beginning on page 28.


         The trust's securities have no history of public trading. Typical closed-end fund shares frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the SHARCS will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount is more pronounced for investors who wish to sell their investments soon after completion of a public offering.


         This prospectus sets forth information about the trust that a prospective investor should know before investing. Investors should read and retain this prospectus for future reference. See "Where You Can Find More Information" on page 34.


                             ---------------------


Investing in the SHARCS involves certain risks. See "Risk Factors for SHARCS" beginning on page 19.


         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                   Per SHARCS          Total
                                                   ----------          -----


Public offering price                               $                   $
Sales load                                          $                   $
Proceeds to the trust before expenses               $                   $

         The underwriters are offering the SHARCS subject to various conditions. The underwriters expect to deliver the SHARCS to purchasers on , 2002.


                             ---------------------



JPMorgan                                                    Salomon Smith Barney




                        , 2002

         You should rely only on the information contained in this prospectus. The trust has not authorized anyone to provide you with different information. The trust is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

                           ---------------------------


                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----


Prospectus Summary........................................................4
Fees and Expenses........................................................10
The Trust................................................................11
Use of Proceeds..........................................................11
Investment Objectives and Policies.......................................11
Investment Restrictions..................................................18
Risk Factors for SHARCS..................................................19
Net Asset Value..........................................................22
Description of the SHARCS................................................23
Management and Administration of the Trust...............................25
Certain United States Federal Income Tax Consequences....................28
Underwriting.............................................................33
Legal Matters............................................................34
Experts..................................................................34
Where You Can Find More Information......................................34
Report of Independent Accountants........................................35
Statement of Assets, Liabilities and Capital.............................36




         Until , 2002, all dealers that effect transactions in these securities, whether or not participating in this securities offering, are required to deliver a prospectus. This obligation is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscription.

         The trust has applied to have the SHARCS approved for listing on the New York Stock Exchange under the symbol " ".


                             -----------------------



             "SHARCS" is a service mark of Salomon Smith Barney Inc.

                               PROSPECTUS SUMMARY

         This summary highlights certain information contained elsewhere in this prospectus. This summary is not complete and does not contain all of the information that you should consider before investing in the SHARCS. You should read the entire prospectus carefully, especially the risk of investing in the SHARCS discussed under "Risk Factors for SHARCS."

                                    The Trust


         SHARCS Trust I is a recently created Delaware business trust. The trust will terminate on or shortly after , 2007, which is referred to as the "maturity date" because that is when the notes of Agere Systems Inc., or Agere, held by the trust mature. This date is also the date on which the put rights contained in a put option agreement between Agere and the trust will be exercised, unless the exercise date is previously accelerated or the put rights are previously terminated as described in this prospectus. In limited circumstances, the trust may terminate sooner or later than , 2007.


                                   The SHARCS


         The SHARCS are securities that represent all of the beneficial interest in the trust. The underwriters named in this prospectus are offering the SHARCS for sale at a price of $ per SHARCS.


                              Purpose of the Trust


         The trust was created to issue the SHARCS and to carry out the transactions described in this prospectus. The terms of the SHARCS are designed to give you a higher yield than the current dividend yield on Agere common stock, while also giving you the chance to share in the increased value of Agere common stock if its price goes up. Agere does not currently pay dividends on its common stock and has stated that it does not intend to do so. Additionally, the SHARCS are designed to protect your initial invested principal in the event the price of the Agere common stock declines from its price on the date of the issuance of the SHARCS.

                                  Distributions

Semiannual

         For each SHARCS that you buy, you will receive a semiannual distribution in cash of $ on each and , starting on , 2002 and ending on , 2007 (except that the cash distribution payment on , 2002 will be $ per SHARCS). Those payments will be made out of the interest payments on the Agere notes that the trust acquires when it issues the SHARCS.

On the Maturity Date

         On or before , 2007 (which is the business day prior to the 25th business day before the maturity date of the SHARCS), you will have the right to elect to receive from the trust on the maturity date either shares of Agere common stock owned by the trust or the net cash proceeds from the trust's sale of those shares over the 20-trading-day period prior to the maturity date. On the maturity date:

     o if you have not elected to receive cash, for each SHARCS you own, you will receive (1) $500 in cash from the payment of principal of the Agere notes held by the trust, (2) the final semiannual distribution on such SHARCS, (3) shares of Agere common stock (or such other property as Agere common stock has been converted into during the term of the trust, if applicable) and (4) a cash payment, if any, made to the trust by Agere with respect to those shares under its put option agreement with the trust; and

     o if you have elected to receive cash, for each SHARCS you own, you will receive (1) $500 in cash from the payment of principal of the Agere notes held by the trust, (2) the final semiannual distribution on such SHARCS, (3) the net proceeds from the trust's sale of shares of Agere common stock (or such other property as Agere common stock may have been converted into during the term of the trust, if applicable) over a 20-trading-day period prior to the maturity date and (4) a cash payment, if any, made to the trust by Agere with respect to those shares under its put option agreement with the trust.

Upon an Optional Redemption of the Agere Notes

         In the event that Agere exercises its right to redeem the Agere notes prior to the maturity date (as described in the "Description of Notes - Optional Redemption" section of the Agere prospectus attached to this prospectus), which it may do at its option at any time in whole or in part, the trust will distribute to you on a pro rata basis the cash proceeds it receives from Agere. Thereafter, the trust's assets will consist only of the remaining Agere notes (if there has been a partial redemption), the Agere common stock and the Agere put rights.

Upon a Payment Default Under the Agere Notes

         In the event of a Payment Default under the Agere notes, the trust will immediately distribute to you on a pro rata basis the Agere notes. A "Payment Default" is an Event of Default described in clause (1) or, with respect to an optional redemption, clause (2) under the "Events of Default" heading in the "Description of Notes" section of the Agere prospectus attached to this prospectus. Upon Acceleration ( defined in the "Description of Notes--Events of Default" section of the Agere prospectus attached to this prospectus) as a result of the occurrence of a Payment Default, the exercise date of the put rights will be accelerated to the date of such Acceleration and Agere's obligations under the put option agreement will become due and payable to the trust one business day after its receipt of the calculation of the settlement value, which will be based on the average closing price of Agere common stock over the 20 trading days preceding the date of the occurrence of such Payment Default. SHARCS holders, however, will not be permitted to elect to receive the net cash proceeds instead of the shares of Agere common stock. The trust will distribute the Agere common stock and the cash it receives from Agere pursuant to the acceleration of the put rights to you on a pro rata basis, and will terminate upon the conclusion of such distribution. Agere's obligations under the put option agreement will terminate.

Upon a Change of Control Cash Offer

         In the event of a Change of Control (defined in the "Description of Notes--Certain Definitions" section of the Agere prospectus attached to this prospectus) that results from the consummation of an offer for Agere common stock in which: (1) at least 25% of the total consideration per share of Agere common stock is in cash, (2) the total consideration per share is less than $ per share and (3) more than 50% of the voting power with respect to the election of directors of the Voting Stock (defined in the "Description of Notes--Certain Definitions" section of the Agere prospectus attached to this prospectus) and more than 50% of the outstanding shares of Agere common stock are acquired (a "Cash Offer Acceleration"), the trust will immediately distribute to you on a pro rata basis the Agere notes and the Agere common stock (or other property). Upon such Cash Offer Acceleration, the exercise date of the put rights will be accelerated to the date of the consummation of the sale contemplated by such offer based on the average closing price of Agere common stock over the 20 trading days preceding the consummation of such sale and Agere's obligations under the put rights will become due and payable to the trust one business day after its receipt of the calculation of the settlement value. SHARCS holders, however, will not be permitted to elect to receive the net cash proceeds instead of the shares of Agere common stock. The trust will distribute the cash it receives from Agere pursuant to the acceleration of the put rights to you on a pro rata basis, and will terminate upon the conclusion of such distribution. Agere's obligations under the put option agreement will terminate.

Upon a Bankruptcy of Agere

         In the event of a "Bankruptcy" of Agere as that term is defined in
Section 4.2 of the 1999 ISDA Credit Derivatives Definitions published by the International Swaps and Derivatives Association, Inc. as modified by the Supplement to the 1989 ISDA Credit Derivatives Definitions on Successor and Credit Events for Credit Derivatives on November 28, 2001, the trust will immediately distribute to you on a pro rata basis the Agere notes. Thereafter, the trust's assets will consist only of the Agere common stock and the Agere put rights.


                    Exchange of SHARCS Prior to Maturity Date


         You may not exchange your SHARCS prior to the maturity date except upon the occurrence of one of the following events: (1) an Event of Default under the Agere notes other than a Payment Default, (2) a Change of Control other than a Cash Offer Acceleration, (3) an Asset Disposition Offer under the Agere notes (as such capitalized terms are described in the "Description of Notes" section of the Agere prospectus attached to this prospectus) or (4) a borrow constraint event (as discussed under "Investment Objectives and Policies - Trust Assets"). If one of these events occurs, you will have the right on any business day prior to the 25th business day before the maturity date to deliver each of your SHARCS to the trust in exchange for a $500 principal amount Agere note held by the trust and shares of Agere common stock (or such other property as Agere common stock has been converted into prior to your exercise of such right, if applicable). Holders exercising such exchange rights will not be entitled to receive cash, but only Agere notes and Agere common stock.

         Upon any such exchange, the applicable Agere notes and Agere common stock will be transferred to you, the SHARCS you deliver to the trust will be cancelled and cease to be outstanding, and the number of shares of Agere common stock covered by the put option agreement between Agere and the trust will be reduced (without payment by Agere) by the number of shares delivered to you. Upon such early exchange, you will no longer be entitled to any benefits of the put option agreement.

                                  Voting Rights

         As a holder of SHARCS, you will have limited voting rights. You will not have any voting rights with respect to the Agere common stock until it is distributed to you, if applicable. The trust will vote the Agere common stock it holds proportionately in accordance with all votes cast by all other holders of all classes of Agere common stock (without regard to shares of other holders for which no vote is cast) voting together as a single class. You will, however, have the right to direct the trust to consent or take any other action with respect to the Agere notes. Finally, with respect to the trust, you will have voting rights on certain matters that affect the trust.

                                    Dividends

         The trust will distribute to you on a pro rata basis any cash dividends or any other distributions (except for distributions of the Agere common stock) it receives on the Agere common stock it holds as soon as is reasonably practicable after receipt by the trust, which may not be until the next semiannual distribution date. The amount payable under the put option agreement will be reduced for all such distributions.


             Assets of the Trust; Investment Objectives and Policies

         The trust will own the following assets:



     o    $            million aggregate principal amount of % senior
          subordinated notes of Agere that will mature on         , 2007, and
          which will provide cash to pay the semiannual distributions on the SHARCS and $500 per SHARCS on the maturity date;

     o shares of Class A common stock of Agere that the trust will purchase in private transactions or in the open market upon the issuance of the SHARCS; and

     o put rights contained in the put option agreement between Agere and the trust under which, (1) for shares to be sold by the trust, if the aggregate price of Agere common stock sold by the trust at the direction of SHARCS holders during the 20 trading days ending on the trading day before the maturity date is less than the amount
          that would have been realized at a price of $         per share and
          (2) for shares to be delivered by the trust to the SHARCS holders, if the average closing price of the Agere common stock during the 20 trading days ending on the trading day before the maturity date is less than $ per share, as the case may be, Agere will pay the sum of these differences, if any, times the number of shares sold and delivered, respectively, to the trust in cash, which the trust will then distribute to you on a pro rata basis.

         The number of shares of Agere common stock and the exercise price of the put rights will be adjusted in the event that Agere splits its stock, pays a stock dividend, issues warrants or distributes certain types of assets or if certain other events occur.

         The Agere notes initially will represent approximately % of the trust's assets, the Agere common stock initially will represent approximately % and the put rights will represent approximately %.

         The trust's investment objective is to provide you with a semiannual distribution of $ per SHARCS over the term of the trust and, on the maturity date, (1) $500 in cash from the principal payment of the Agere notes held by the trust, (2) the amount of the final semiannual distribution on the SHARCS, (3) at the election of each holder of SHARCS either (a) shares of common stock (as adjusted) or (b) the net proceeds from the trust's sale of shares of Agere common stock over the 20 trading days prior to the maturity date and (4) any payment made by Agere to the trust under the put option agreement with respect to the shares of Agere common stock.

         The trust will not deliver fractions of a share of Agere common stock. If you would receive a fraction of a share of Agere common stock under the formula described above based on all SHARCS you own, you will receive cash instead.


                  Certain U.S. Federal Income Tax Consequences


         The trust will be taxable as a grantor trust owned solely by the present and future holders of SHARCS for U.S. federal income tax purposes, and income received by the trust will be treated as income of the SHARCS holders. Also, under the terms of the SHARCS, the trust and each holder of SHARCS will be deemed to agree to treat the trust as a grantor trust for U.S. federal income tax purposes. Under this characterization, a holder's acquisition of a SHARCS will be treated as an acquisition of the underlying Agere note, common stock and put rights. The Agere notes will have original issue discount, which means a U.S. holder will be required to take accrued interest into income before the receipt of cash with respect to such interest. In addition, the Agere common stock and put rights will constitute a straddle for U.S. federal income tax purposes, which, among other consequences, may defer recognition of loss in some circumstances, and will prevent a U.S. holder from establishing a long-term holding period with respect to the Agere common stock during the term of the SHARCS so long as the put rights are held by the trust.

         Prospective investors are urged to consult their own tax advisers with respect to the U.S. federal income tax consequences of the purchase, ownership and disposition of SHARCS, the Agere notes, the Agere common stock and the Agere put rights in light of their own particular circumstances, as well as the effect of any state, local or foreign tax laws.



                               Agere Systems Inc.

         A prospectus that describes Agere, the Agere notes, the Agere common stock and the Agere put rights is attached to this prospectus. Agere is not affiliated with the trust and will not have any obligation under the SHARCS. The Agere prospectus is attached to this prospectus only for your convenience. The Agere prospectus is not part of this prospectus and is not incorporated by reference into this prospectus. You should carefully review that prospectus, including the risk factors, before investing in the SHARCS.


                   Management and Administration of the Trust


         The internal operations of the trust will be managed by three trustees. The trust will not have an investment adviser or a portfolio manager. The Bank of New York (or its successor) will act as administrative trustee to carry out the day-to-day administration of the trust, and will also be the custodian for the trust assets and the paying agent, registrar and transfer agent for the SHARCS. The Bank of New York will not have any other affiliation with the trust.


                                Term of the Trust


         The trust will terminate automatically on or shortly after the date on which the trust distributes all of its assets to the holders of the SHARCS. Under most circumstances, this will be on or shortly after the maturity date unless all of the SHARCS holders exchange their SHARCS for Agere notes and Agere common stock before then. In the event that the trust has assets that remain outstanding after the maturity date, the trust will not terminate until such assets are distributed to SHARCS holders.


                                  Risk Factors



     o The trust will not distribute or sell its Agere notes or Agere common stock prior to the maturity date (except upon the occurrence of certain events described in this prospectus or upon an early exchange of SHARCS by holders), even if the value of Agere common stock declines or Agere's financial condition changes for the worse.

     o The only source of any cash distributions to holders of the SHARCS will be (1) payments by Agere on the notes held by the trust, (2) cash dividends or distributions on the Agere common stock if any are declared in the future, (3) payment by Agere pursuant to the put option agreement under certain circumstances and (4) if so elected, the proceeds of the sale of the Agere common stock held by the trust. The value of the Agere notes, Agere common stock and the Agere put rights held by the trust, and the trust's ability to make any cash payments on the SHARCS, will depend on the financial condition of Agere and other factors. If Agere becomes bankrupt or insolvent, you could lose everything you paid for your SHARCS.

     o Because the trust will own only Agere notes, Agere common stock and Agere put rights, an investment in the SHARCS may be riskier than an investment in an investment company with more diversified assets.

     o The market value of the Agere notes and the trading price of Agere common stock will directly affect the trading price of the SHARCS in the secondary market. The market value of the Agere notes and the trading price of Agere common stock will be influenced by Agere's operating results and prospects, by economic, financial and other factors and by general market conditions.


                                     Listing


         The Agere common stock is listed on the New York Stock Exchange under the symbol "AGR.A." The last reported sale price of Agere common stock on , 2002 was $ per share.

         The trust has applied to have the SHARCS approved for listing on the New York Stock Exchange under the symbol " ".

                                FEES AND EXPENSES


         At the closing of this offering, a portion of the proceeds from the sale of the SHARCS will be used to compensate the underwriters. Specifically, a sales load of $ per SHARCS will be paid to the underwriters. See "Underwriting." The amount of proceeds from the offering of the notes and put rights that will be paid by the trust to Agere will be reduced by this amount. In addition, the underwriters will pay estimated organization costs in the aggregate amount of $ and estimated costs in connection with the initial registration with the Securities and Exchange Commission and public offering of the SHARCS in the aggregate amount of approximately $ . The underwriters also will pay the administrative trustee, the custodian, the paying agent and each trustee a one-time, up-front amount in respect of its ongoing fees and, in the case of the administrative trustee, anticipated expenses of the trust (estimated to be $ in the aggregate) over the term of the trust. The underwriters have agreed to pay the ongoing expenses of the trust in excess of these estimated amounts that will be paid at closing and to reimburse the trust for any amounts it may be required to pay as indemnification to the administrative trustee, the custodian, the paying agent or any trustee. See "Management and Administration of the Trust---Estimated Expenses." In the event that the underwriters fail to pay any ongoing expenses in excess of those amounts paid at closing, the trust will pay these additional expenses.

         Regulations of the SEC require the presentation of trust expenses in the following format in order to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly. Because the trust will not bear any ongoing fees or expenses after payment of the fees and expenses at the closing of this offering, investors will not bear any direct expenses. The expenses that an investor might be considered to bear indirectly are (a) the underwriters' compensation with respect to such investor's SHARCS and (b) the ongoing expenses of the trust (including fees of the administrative trustee, custodian, paying agent and trustees), estimated at $ per year in the aggregate, which the underwriters will pay at the closing of this offering. These indirect costs are included in the price of the SHARCS and, as a result, will not require you to make any additional out-of-pocket payment.


Investor transaction expenses


     Sales load (as a percentage of public offering price)................ %

Annual expenses
     Management fees......................................................0%
     Other expenses (after payment by the underwriters)*..................0%
              Total Annual Expenses*......................................0%


----------------


* Without this payment, the trust's "total annual expenses" would be equal to approximately % of the trust's average net assets.

         SEC regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The regulations require the illustration to factor in the sales load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. Investors should note that the assumption of a 5% annual return does not accurately reflect the financial terms of the trust. See "Investment Objectives and Policies--Trust Assets." Additionally, the trust does not permit the reinvestment of distributions.


                                                               1 Year    3 Years


You would pay the following expenses (i.e., the
sales load and allocable portion of ongoing
expenses paid by the underwriters) on a
$      investment, assuming a 5% annual return............       $         $



                                    THE TRUST


         SHARCS Trust I is a newly organized Delaware business trust that is registered as a closed-end management investment company under the Investment Company Act. The trust was formed on January 18, 2002, pursuant to a Declaration of Trust, dated as of January 17, 2002, and is governed by the Amended and Restated Declaration of Trust, dated as of , 2002 (as so amended and restated, the "Declaration of Trust"). The term of the trust will expire on or shortly after , 2007, except that the trust may be dissolved prior to such date under certain limited circumstances. The address of the trust is c/o Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 (telephone number:
(212) 816-6000).


                                 USE OF PROCEEDS


         On the date on which it sells the SHARCS, the trust will use % of the net proceeds of this offering to purchase the Notes (defined below), % of the net proceeds to purchase the Common Stock (defined below) and % of the net proceeds to purchase the Put Rights (defined below).


                       INVESTMENT OBJECTIVES AND POLICIES

Trust Assets


         The trust's investment objectives are to provide each SHARCS holder:

          o    a semiannual distribution of $ per SHARCS on each distribution
               date (except that the cash distribution payment on         , 2002
               will be $ per SHARCS) during the term of the trust (representing the pro rata portion of the interest payments made on the Agere notes held by the trust); and

          o    on          , 2007 (the "Maturity Date"), (1) the pro rata
               portion of the proceeds from the payment of the principal of the Agere % senior subordinated notes due , 2007 (the "Notes"), (2) the final semiannual distribution on the SHARCS, (3) the pro rata number of shares of the Class A common stock of Agere (the "Common Stock") or, if such holder elects Cash Settlement (defined below), an amount in cash equal to the Average Sale Price (defined below) thereof and (4) if the Average Closing Price (defined below) (for a holder receiving physical delivery of the Common Stock) or the Average Sale Price (for a holder electing Cash Settlement), as the case may be, is less than $ per share, as adjusted (the "Put Price"), the cash payment to the trust from the put rights contained in the put option agreement with Agere (the "Put Rights").

         On or prior to the 25th Business Day (defined below) prior to the Maturity Date, a SHARCS holder must notify the trust if it elects to receive cash settlement from the trust for the Common Stock ("Cash Settlement"). If a SHARCS holder does not provide notice of its election to receive cash settlement to the trust on or prior to the 25th Business Day prior to the Maturity Date, the trust will deliver Common Stock to such holder on the Maturity Date. "Business Day" means any day that is not a Saturday, a Sunday or a day on which the New York Stock Exchange or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

         The "Average Closing Price" for the Common Stock means the average of the Closing Prices (defined below) of a share of Common Stock over the 20 Trading Days (defined below) immediately prior to, but not including, the Maturity Date; provided, however, that if there are not 20 Trading Days for the Common Stock occurring later than the 25th Business Day immediately prior to but not including the Maturity Date, the Average Closing Price will be based on the number of Trading Days that there are in that period. A "Trading Day" is defined as a day on which the Common Stock may be traded on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         The "Average Sale Price" for the Common Stock means the aggregate proceeds (net of reasonable and customary brokers' commissions) actually received in respect of the trust's sale of 1/20th of the total number of shares of Common Stock with respect to which SHARCS holders have elected Cash Settlement on each of the 20 Trading Days immediately prior to, but not including, the Maturity Date divided by the total number of such shares of Common Stock sold by the trust; provided, however, that if there are not 20 Trading Days for the Common Stock occurring later than the 25th Business Day immediately prior to, but not including, the Maturity Date, the trust will sell the Common Stock over the number of Trading Days that there are in as nearly pro rata proportions as is practicable.

         The trust's purchases of the Common Stock will be made in private transactions or on the New York Stock Exchange. The underwriters will make these purchases on the trust's behalf. Investors in the SHARCS will be permitted to sell shares of the Common Stock to the trust and the purchase price of the SHARCS may be netted against such amount. All purchases of Common Stock in these private transactions will be made at the price paid by the trust for the purchases of the Common Stock on the New York Stock Exchange.

         All sales of the Common Stock by the trust will be made in the principal exchange or market on which the Common Stock is then traded. The Administrative Trustee (defined below) will select brokers to effect such sales in a manner permissible under the Investment Company Act.

         The "Closing Price" of a share of Common Stock on any date of determination means:

         (1) the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock (regular way) on the New York Stock Exchange on such date,

         (2) if the Common Stock is not listed for trading on the New York Stock Exchange on any such date, the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the principal United States national or regional securities exchange on which the Common Stock is so listed or traded,

         (3) if the Common Stock is not so listed or traded on any United States national or regional securities exchange, the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock as reported by NASDAQ National Market System,


         (4) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or


         (5) if such bid price is not available, the average of the mid-point of the last bid and ask prices for the Common Stock on such date obtained from at least three nationally recognized independent investment banking firms that the Administrative Trustee selects for such purpose.

         In the event that Agere exercises its right to redeem the Notes prior to the Maturity Date (as described in the "Description of Notes--Optional Redemption" section of the Agere prospectus attached to this prospectus), the trust will distribute the cash proceeds it receives from Agere to the SHARCS holders on a pro rata basis. Thereafter, the trust's assets will consist only of the remaining Notes (if there has been a partial redemption), the Common Stock and the Put Rights.

         In the event of a Payment Default, the trust will immediately distribute the Notes to the holders of the SHARCS on a pro rata basis. Upon Acceleration as a result of such Payment Default, the exercise date of the Put Rights will be accelerated to the date of such Acceleration and Agere's obligations, if any, under the Put Rights will become due and payable on the Business Day following its receipt of the calculation of the settlement value from the trust (or on the trust's behalf). Within two Business Days after such Acceleration, the trust will cause the settlement value of the Put Rights to be calculated, treating the date of the occurrence of such Payment Default as the exercise date and determining the Average Closing Price based on the 20 Trading Days ending on such accelerated exercise date. SHARCS holders, however, will not be permitted to elect Cash Settlement. The trust will distribute the Common Stock and the cash, if any, it receives from Agere pursuant to the acceleration of the Put Rights to the SHARCS holders on a pro rata basis, and will terminate upon the conclusion of such distribution.

         In the event of a Cash Offer Acceleration, the trust will immediately distribute the Notes and the Common Stock (or other property) to the holders of the SHARCS on a pro rata basis, the exercise date of the Put Rights will be accelerated to the date of the consummation of the sale contemplated by such offer and Agere's obligations, if any, under the Put Rights will become due and payable on the Business Day following its receipt of the calculation of the settlement value from the trust (or on the trust's behalf). Within two Business Days after such Cash Offer Acceleration, the trust will cause the settlement value of the Put Rights to be calculated, treating the date of the Cash Offer Acceleration as the exercise date and determining the Average Closing Price based on the 20 Trading Days ending on such accelerated exercise date. SHARCS holders, however, will not be permitted to elect Cash Settlement. The trust will distribute the cash, if any, it receives from Agere pursuant to the acceleration of the Put Rights to the SHARCS holders on a pro rata basis, and will terminate upon the conclusion of such distribution.

         In the event of a "Bankruptcy" of Agere as that term is defined in
Section 4.2 of the 1999 ISDA Credit Derivatives Definitions published by the International Swaps and Derivatives Association, Inc. as modified by the Supplement to the 1999 ISDA Credit Derivatives Definitions on Successor and Credit Events for Credit Derivatives on November 28, 2001 (a "Bankruptcy Event"), the trust will immediately distribute the Notes to the holders of the SHARCS. Thereafter, the trust's assets will consist only of the Common Stock and the Put Rights.

         Upon the occurrence of (1) an Event of Default other than a Payment Default, (2) a Change of Control other than a Cash Offer Acceleration, (3) an Asset Disposition Offer (as such capitalized terms are described in the "Description of Notes" section of the Agere prospectus attached to this prospectus and as described generally below) or (4) a Borrow Constraint Event (defined below), holders of the SHARCS will have the right on any Business Day prior to the 25th Business Day before the Maturity Date to deliver their SHARCS to the trust in exchange for a $500 principal amount Note and shares of Common Stock (or such other property into which the Common Stock has been converted prior to the exercise of such right, if applicable) per SHARCS.

         The trust will provide notice to each SHARCS holder of the occurrence of any event referred to in (1), (2), (3) or (4) in the preceding paragraph. In the event a holder elects an early exchange, the applicable Notes and Common Stock will be transferred to the holder electing such exchange, the SHARCS delivered to the trust will be cancelled and cease to be outstanding, and the number of shares covered by the put option agreement will be reduced (without payment by Agere) by the number of shares delivered to the holder of the SHARCS.

         As described in greater detail in the Agere prospectus attached to this prospectus, a "Change of Control" generally means:

         (1) any person or group of related persons (other than certain permitted holders) is or becomes the beneficial owner of more than 35% of the total voting power of the voting stock of Agere;

         (2) the first day on which a majority of the members of the board of directors of Agere are not continuing directors;

         (3) the sale (other than by way of merger or consolidation) of all or substantially all of the assets of Agere determined on a consolidated basis, unless the transferee becomes the obligor in respect of the Notes and is a subsidiary of the transferor of such assets;

         (4) the consolidation or merger of Agere with or into another person or the merger of another person with or into Agere, and the securities of Agere that are outstanding immediately prior to such transaction and represent 100% of the aggregate voting power of the voting stock of Agere are changed into or exchanged for cash, securities or property, unless such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving person that represent, at least a majority of the aggregate voting power of the voting stock of the surviving person; or

         (5) the adoption by the stockholders of Agere of a plan or proposal for the liquidation or dissolution of Agere.

         As described in greater detail in the Agere prospectus attached to this prospectus, an "Asset Disposition Offer" is an offer to purchase the Notes and certain other indebtedness that Agere is required to make with the proceeds of certain asset dispositions to the extent the amount of such proceeds that are not used within 360 days to repay or purchase senior indebtedness or to invest in additional assets exceeds $50.0 million. The definitions of "Change of Control" and "Asset Disposition Offer" in the Notes contain various qualifications and exceptions, and prospective purchasers of SHARCS should refer to the Agere prospectus attached to this prospectus for a more complete understanding of the events that would constitute a Change of Control or would require Agere to make an Asset Disposition Offer.

         A "Borrow Constraint Event" means that the amount of Common Stock available for borrow by investors executing short sales to maintain hedged positions in the SHARCS has become constrained, or the cost of maintaining such hedged positions has significantly increased, in the sole judgment of J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as determination agents of the trust, when compared to such amount available or such cost on the date of the offering of the SHARCS.

         Any Notes or shares of Common Stock delivered by the trust to SHARCS holders that are not affiliated with Agere will be free of any transfer restrictions and the SHARCS holders will be responsible for the payment of all brokerage costs upon the subsequent resale of such Notes or shares. SHARCS holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of SHARCS will receive cash in lieu thereof. See "--Delivery of Common Stock; No Fractional Shares of Common Stock" below.

         The trust has adopted a fundamental policy to invest at least % of its portfolio in the Notes, at least % of its portfolio in the Common Stock and at least % of its portfolio in the Put Rights. The trust has also adopted a fundamental policy that the trust may not dispose of the Notes, the Common Stock or the Put Rights during the term of the trust unless there is an Optional Redemption, a Payment Default, an Acceleration, a Cash Offer Acceleration, a Bankruptcy Event, an early exchange of SHARCS, as described above, or termination of the trust, as described below. These fundamental policies of the trust may not be changed without the vote of 67% of the holders of the outstanding SHARCS unless the proposed change would vary the assets held by the trust, in which case approval of each SHARCS holder is required. Notwithstanding the foregoing, in no event may the trust (1) amend its fundamental policies not to purchase any Common Stock (a) after the date on which the trust issues the SHARCS or (b) directly or indirectly from Agere or Lucent Technologies Inc. or
(2) take any action that would vary the investment of holders of SHARCS within the meaning of Treasury Regulation Section 301.7701-4(c)(ii) or that would cause the trust not to be a "grantor trust" under the Internal Revenue Code.

         The trust will pay the annual distribution of $ per SHARCS semiannually on each and (or, if any such date is not a Business Day, on the next succeeding Business Day), commencing , 2002 (except that the cash distribution payment on , 2002 will be $ per SHARCS). Semiannual distributions on the SHARCS will consist solely of the cash received from the interest payments on the Notes held by the trust.

         The trust will be entitled to any dividends or other distributions that may be declared on the Common Stock. The trust will distribute any cash dividends or other distributions (except for distributions of Common Stock) it receives on the Common Stock pro rata to holders of the SHARCS as soon as is reasonably practicable after receipt by the trust, which may not be until the next semiannual distribution date. The amount payable under the Put Rights will be reduced for all such distributions.

         The trust will vote the Common Stock it holds proportionately in accordance with all votes cast by all other holders of all classes of the Agere common stock (without regard to shares of other holders for which no vote is cast) voting together as a single class. With respect to the Notes it holds, the holders of the SHARCS as of the record date will have the right to direct the trust to consent or take any other action with respect to the Notes. With respect to such matters, the trust will not act with respect to the proportion of the Notes for which it has not received directions.

         On or before , 2007 (which is the Business Day prior to the 25th Business Day before the Maturity Date of the SHARCS), holders of the SHARCS will have the right to elect the Cash Settlement. On the Maturity Date:

          o a holder that does not elect the Cash Settlement will receive, for each SHARCS it holds, $500 in cash from the payment of principal of the Notes, the final semiannual distribution on the SHARCS, shares of Common Stock (or such other property as Common Stock has been converted into during the term of the trust, if applicable), and, if the Average Closing Price is less than the Put Price, the cash payment made to the trust by Agere with respect to those shares under its Put Rights; and

          o a holder that elects the Cash Settlement will receive, for each SHARCS it holds, $500 in cash from the payment of principal of the Notes, the final semiannual distribution on the SHARCS, a cash payment equal to the Average Sale Price of shares of Common Stock, and, if the Average Sale Price is less than the Put Price, the cash payment made to the trust by Agere with respect to those shares under its Put Rights.

         Because the value received by SHARCS holders will depend on a number of factors, including the Average Closing Price or Average Selling Price of the Common Stock and the closing price of the Common Stock on the Maturity Date, it is not possible to present a chart or table illustrating a complete range of possible values of the cash and/or Common Stock that may be delivered on the Maturity Date. The following table and chart show the hypothetical value delivered to the holder of one SHARCS under different scenarios. These hypothetical examples are intended to illustrate the effect of possible general trends in the price of the Common Stock and the value delivered on the Maturity Date. All of the hypothetical examples assume a Put Price of $5 and that each SHARCS represents 100 shares of Common Stock on the date of issuance.



                                                    Distributions from Trust
                              -------------------------------------------------


                Average    Closing     Note      Value of     Value of   Total
                Closing   Price on                Stock     Put Right   Value to
                Price     Maturity                         at Maturity   SHARCS
                            Date                                          Holder

Investors
Receiving
Stock

Example 1       $4.00      $4.10       $500        $410       $100      $1,010
Example 2       $4.00      $3.90       $500        $390       $100        $990
Example 3       $6.00      $6.10       $500        $610         $0      $1,110
Example 4       $6.00      $5.90       $500        $590         $0      $1,090


                Average    Closing     Note       Cash      Value of     Total
               Sale Price Price on               Received   Put Right   Value to
                          Maturity                         at Maturity   SHARCS
                           Date                                          Holder
Investors
Electing
Cash

Example 1       $4.00      $4.10       $500        $400       $100      $1,000
Example 2       $4.00      $3.90       $500        $400       $100      $1,000
Example 3       $6.00      $6.10       $500        $600         $0      $1,100
Example 4       $6.00      $5.90       $500        $600         $0      $1,100





Less Potential for Equity Appreciation than Common Stock


         The opportunity for equity appreciation afforded by an investment in the SHARCS is less than the opportunity for equity appreciation afforded by a direct investment in Common Stock because only a portion of the purchase price of each SHARCS relates to Common Stock.

         A prospectus that describes Agere, the Notes, the Common Stock and the Put Rights is attached to this prospectus. You should carefully consider the Agere prospectus, including the risk factors, before investing in the SHARCS.

Agere Systems Inc.

         According to publicly available documents, Agere designs, develops and manufactures integrated circuits for use in a broad range of communications and computer systems and optoelectronic components for communications and computer systems and optoelectronic components for communications networks. Agere's fiscal year end is September 30. Agere is currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, Agere files reports (including its Annual Report on Form 10-K for the fiscal year ended September 30, 2001 and its Quarterly Report on Form 10-Q for the quarter ended December 31, 2001), proxy statements and other information with the SEC. Copies of Agere's registration statements, reports, proxy statements and other information may obtained from the SEC in the manner described under "Where You Can Find More Information."

         Agere is not affiliated with the trust and will have no obligations with respect to the SHARCS.

The Common Stock

         The Common Stock has been listed on the New York Stock Exchange under the symbol "AGR.A" since March 28, 2001. The following table sets forth, for the indicated periods, the monthly high and low sales prices of the Common Stock, as reported on the New York Stock Exchange. Agere has never paid cash dividends on the Common Stock and has stated that it does not anticipate paying cash dividends on the Common Stock in the foreseeable future. As of January 31, 2002 there were 727,431,519 shares of the Common Stock outstanding.



                                           High                  Low

March 2001                                 6.23                 6.00
April 2001                                 7.75                 4.10
May 2001                                   9.50                 6.50
June 2001                                  7.91                 4.60
July 2001                                  7.50                 5.05
August 2001                                5.85                 4.42
September 2001                             5.32                 3.10
October 2001                               5.63                 4.06
November 2001                              6.30                 4.64
December 2001                              6.30                 5.02
January 2002                               6.10                 4.75
February 2002                              5.16                 3.85
March 2002

         This prospectus relates only to the SHARCS offered hereby and does not relate to Agere or the Common Stock.

The Notes and Put Rights

         Agere has filed a registration statement with the SEC with respect to the Notes and the Put Rights that will be delivered to the trust by Agere, and, with respect to the Notes, if a SHARCS holder exercises its right to exchange SHARCS upon the occurrence of certain events prior to the Maturity Date, to each such SHARCS holder by the trust. The Agere prospectus constituting a part of such registration statement includes information relating to Agere, the Notes and the Put Rights, including certain risk factors relevant to an investment in the Notes and the Put Rights. The Agere prospectus is being attached hereto and delivered to prospective purchasers of SHARCS together with this prospectus for convenience of reference only. The Agere prospectus is not part of this prospectus, and is not incorporated by reference into this prospectus. The trust did not prepare, and is not responsible for, the Agere prospectus. You should carefully consider the Agere prospectus, including the risk factors, before investing in the SHARCS.


Temporary Investments


         For cash management purposes, the trust may invest the proceeds of the Notes, any distributions with respect to the Common Stock and any other cash held by the trust in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next semiannual distribution date.


Trust Termination


         The trust will terminate automatically on or shortly after the Maturity Date or following the distribution of all trust assets to SHARCS holders, if earlier. In the event that the trust has assets that remain outstanding after the Maturity Date, the trust will not be terminated until such assets are distributed to SHARCS holders.


Delivery of Common Stock; No Fractional Shares of Common Stock


         The Common Stock (or such other property as the Common Stock has been converted into during the term of the trust, if applicable) is expected to be distributed by the trust to the SHARCS holders pro rata shortly after the Maturity Date (except to the extent SHARCS holders exercise their early exchange right or elect Cash Settlement), except that no fractional shares of Common Stock will be distributed to SHARCS holders at any time. If more than one SHARCS is surrendered at one time by the same SHARCS holder, the number of full shares of Common Stock to be delivered will be computed on the basis of the total number of SHARCS so surrendered at the Maturity Date. Instead of delivering any fractional share, the trust will sell a number of shares, in the open market, equal to the total of all fractional shares that would otherwise be delivered to SHARCS holders receiving Common Stock, and will pay each such holder an amount in cash equal to the pro rata portion of the proceeds of such sale. However, in the event of a SHARCS holder exercising its early exchange rights at a time when no other SHARCS holder is doing so, it will not receive cash for any fractional share of Common Stock to which it would otherwise be entitled.


                             INVESTMENT RESTRICTIONS

         The trust has adopted a fundamental policy that the trust may not:


          o purchase any securities or instruments other than the Notes, the Common Stock, the Put Rights and, for cash management purposes, short-term obligations of the U.S. Government;

          o purchase any Common Stock after the date on which the trust issues the SHARCS;

          o purchase any Common Stock directly or indirectly from Agere or Lucent Technologies Inc.;

          o issue any securities or instruments except for the SHARCS or issue any additional SHARCS in the future;


          o    make short sales or purchase securities on margin;

          o    write any put or call options;

          o    borrow money;

          o    underwrite securities;

          o purchase or sell real estate, commodities or commodities contracts; or


          o    make loans (other than the purchase of the Notes).

         The trust has adopted a fundamental policy that the assets of the trust will be concentrated in the semiconductor and optical components industries and, more specifically, in the securities of Agere.

         The trust has also adopted a fundamental policy that the trust may not dispose of the Notes, the Common Stock or the Put Rights during the term of the trust unless there is (i) an Optional Redemption, (ii) a Payment Default, (iii) an Acceleration, (iv) a Cash Offer Acceleration, (v) a Bankruptcy Event or (vi) an early exchange of SHARCS.

         In no case may the trust (1) amend its fundamental policies not to purchase any Common Stock (a) after the date on which the trust issues the SHARCS or (b) directly or indirectly from Agere or Lucent Technologies Inc. or
(2) take any action that would vary the investment of the holders of SHARCS within the meaning of Treasury Regulation Section 301.7701-4(c)(ii) or that would cause the trust not to be a "grantor trust" under the Internal Revenue Code.


                             RISK FACTORS FOR SHARCS


         The SHARCS may trade at widely different prices before the Maturity Date depending upon factors such as changes in the market price of the Common Stock and other events that the trust cannot predict and are beyond the trust's control. The following describes this in more detail below.

No Portfolio Management or Investment Adviser

         The internal operations of the trust will be managed by its trustees. The trust's assets will not be managed like those of a typical closed-end investment company, and the trust will not have any separate investment adviser or portfolio manager. The trust has adopted a fundamental policy that the trust may not dispose of the Notes, the Common Stock or the Put Rights held by the trust prior to the earlier of the Maturity Date and the termination of the trust except for distributions pursuant to an Optional Redemption, a Payment Default, an Acceleration, a Cash Offer Acceleration, a Bankruptcy Event or an early exchange of SHARCS prior to the Maturity Date. As a result, the trust will continue to hold the Notes and the Common Stock even if there is a significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Agere.

         If there is a Payment Default, the trust will distribute the Notes to the holders of the SHARCS. Upon Acceleration after such Payment Default, the Put Rights will accelerate to the date of such Payment Default and will become due and payable one Business Day after Agere's receipt of the calculation of the settlement value. The trust will distribute the cash it receives to the SHARCS holders on a pro rata basis. Because holders of the SHARCS will receive the Notes, it will be their responsibility to enforce the Agere's obligations under the Notes in the event of nonpayment by Agere. Similarly, the trust may not be able to enforce the obligations of the Put Rights against the Agere. The SHARCS holders will not have the right to enforce the Put Rights against Agere directly in any circumstances.

Comparison to Other Securities; Relationship to Agere Common Stock

         The SHARCS are different from more traditional securities because the only source of any cash distributions to holders of the SHARCS will be payments by Agere on the Notes, cash dividends on the Common Stock (if Agere declares any in the future), payments by Agere pursuant to the Put Rights under certain circumstances, and, for those SHARCS holders that elect Cash Settlement, the proceeds of the sale of the Common Stock held by the trust. The trust's ability to make any cash payments on the SHARCS and the value of any Notes or Common Stock distributed by the trust to the holders of SHARCS will depend on the financial condition of Agere and other factors. If Agere becomes bankrupt or insolvent, you might lose your entire investment in the SHARCS.


         The trust cannot predict whether the price of a share of Common Stock will rise or fall. However, the following factors may affect the trading price of Common Stock:



          o    whether Agere makes a profit and what its future prospects are;


          o    trading in the capital markets generally;

          o trading on the New York Stock Exchange, where the Common Stock is traded;

          o the health of the semiconductor and optical components industries; and

          o whether Agere issues additional common stock or securities that have a value based on the value of Common Stock, or Agere or another person in the market transfers a large amount of Common Stock.

         In the event that Agere issues additional common stock or securities that have a value based on the value of Common Stock, the value of the Common Stock and thus the value of the SHARCS could decline.

         Please refer to the Agere prospectus attached to this prospectus for information about Agere, the Notes, the Common Stock and the Put Rights.


Impact of the SHARCS on the Market for the Common Stock


         The trust cannot predict accurately whether holders will resell the SHARCS and, if they do, how easy it will be to resell them. Any market that develops for the SHARCS is likely to influence, and be influenced by, the market for the Common Stock. For example, investors' anticipation that the trust may sell or deliver Common Stock that represents approximately % of the currently outstanding Common Stock when the SHARCS mature could cause the price of the Common Stock to be unstable or fall. In addition to those identified above under "--Comparison to Other Securities; Relationship to Agere Common Stock," the following factors could also affect the price of Common Stock:

          o sales of Common Stock by investors who prefer to invest in Agere by investing in the SHARCS;

          o hedging of investments in the SHARCS by selling the Common Stock (called "selling short"); and

          o    arbitrage trading activity between the SHARCS and the Common
               Stock.

Agere Not Responsible for the SHARCS

         Agere has no obligation to make any payments on the SHARCS to you. Agere's obligations are solely to the trust, as holder of the Notes and the Put Rights. Agere also does not have to take the trust's needs or your needs into consideration for any reason. Agere is not involved in managing or trading the SHARCS.


SHARCS May be Difficult to Resell

         The SHARCS are new and innovative securities, and there is currently no market in which to resell them. The underwriters currently intend, but are not obligated, to buy and sell the SHARCS. A resale market might not develop or, if it does, might not give you the opportunity to resell your SHARCS and may not continue until the SHARCS mature.


         The trust has applied to have the SHARCS approved for listing on the New York Stock Exchange. Nonetheless, the New York Stock Exchange might not approve the application or, if it does approve the application, could revoke the listing after approval or stop trading of the SHARCS at any time. If the New York Stock Exchange will no longer list the SHARCS or stops the trading of them, the trust will ask another national securities exchange to list the SHARCS or another trading market to quote them. If the SHARCS are no longer listed or traded on any securities exchange or trading market or if trading of the SHARCS is stopped, the trading market for the SHARCS may be illiquid, you may have difficulty getting price information and it may be more difficult to resell the SHARCS.


Net Asset Value of the Trust


         The trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the SHARCS will trade at, below or above their net asset value. For investors who wish to sell the SHARCS in a relatively short period of time after the SHARCS offering, the risk of the SHARCS trading at a discount is more pronounced because the gain or loss that such investors realize on their investment is likely to depend more on whether the SHARCS are trading at a discount or premium than upon the value of the trust's net assets.


Non-Diversified Status


         The trust is considered non-diversified under the Investment Company Act, which means that the trust is not limited in the proportion of its assets that may be invested in one security. Because the trust will only own the Notes of Agere, the Common Stock of Agere and the Put Rights issued by Agere, the SHARCS may be a riskier investment than an investment in an investment company with more diversified investments.


Tax Treatment of SHARCS Uncertain


         No statutory, judicial or administrative authority directly addresses the characterization of the SHARCS or instruments similar to the SHARCS for U.S. federal income tax purposes. As a result, significant aspects of the U.S. federal income tax consequences of an investment in the SHARCS are not certain. There is no ruling from the Internal Revenue Service with respect to the SHARCS and the Internal Revenue Service might not agree with the conclusions expressed under the section "Certain United States Federal Income Tax Consequences" in this prospectus.

Risk Relating to Agere

         You should carefully consider the information in the Agere prospectus attached to this prospectus describing Agere, the Notes, the Common Stock and the Put Rights, including the information set forth under the caption "Risk Factors."


                                 NET ASSET VALUE


         The Administrative Trustee will calculate at least quarterly the net asset value of the trust's portfolio by dividing the value of the net assets of the trust (the value of its assets less its liabilities) by the total number of SHARCS outstanding. The trust's net asset value will be published semiannually as part of the trust's semiannual report to SHARCS holders and at such other times as the trust may determine. The Notes held by the trust will be valued at cost plus accrued interest. The shares of Common Stock will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trustees (as defined below). The Put Rights will be valued using an option pricing model which takes into account Agere's credit risk, volatility of the Common Stock and time to maturity. If the trust (acting through the Administrative Trustee) is unable to obtain a valuation for the Put Rights it believes to be reasonable through the above method on a timely basis or without unreasonable effort or expense, the value of the Put Rights will be established at a level deemed to be fair and reflective of the market value for the Put Rights based on all appropriate factors relevant to the value of the Put Rights as determined by an independent expert or appraiser retained by the Trustees or the Administrative Trustee on their behalf. Short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest to be received.


                            DESCRIPTION OF THE SHARCS


         Each SHARCS represents an equal proportional undivided beneficial interest in the trust. Upon liquidation of the trust, SHARCS holders are entitled to share pro rata in the net assets of the trust available for distribution. SHARCS have no preemptive, redemption or conversion rights other than as set forth in this prospectus. The SHARCS, when issued and outstanding, will be fully paid and non-assessable. The only securities that the trust is authorized to issue are the SHARCS offered hereby and the SHARCS sold to the initial investor referred to below. See "Underwriting."

         Holders of SHARCS are entitled to one vote for each SHARCS held on all matters to be voted on by holders and are not able to vote cumulatively in the election of Trustees. The Trustees of the trust have been selected initially by Salomon Smith Barney Inc. as the sponsor/initial investor in the trust.

         The Trustees may call special meetings of SHARCS holders for action by vote as may be required by either the Investment Company Act or the Declaration of Trust, such as to terminate or select new Trustees, terminate the trust or change a fundamental policy of the trust (to the extent permitted). SHARCS holders have the right, upon the declaration in writing or vote of 67% of the holders of the outstanding SHARCS, to remove a Trustee. The Trustees will call a meeting of holders to vote on the removal of a Trustee upon the written request of the record owners of 10% of the SHARCS or to vote on other matters upon the written request of the record owners of 51% of the SHARCS (unless substantially the same matter was voted on during the preceding 12 months). The Trustees will establish, and notify the SHARCS holders in writing of, the record date for each such meeting, which shall be not less than 10 nor more than 50 days before the meeting date. Holders at the close of business on the record date will be entitled to vote at the meeting. The trust will also assist in communications with other SHARCS holders as required by the Investment Company Act.

         The put option agreement will provide for anti-dilution adjustments. The Put Rights and the Put Price will be adjusted upon the occurrence of certain events including stock splits, consolidation, cash dividends and certain other circumstances with respect to the Common Stock. Please see "Description of Put Rights" in the Agere prospectus attached to this prospectus for a description of the anti-dilution adjustments.


Book-Entry System

         The SHARCS will be issued in the form of one or more global securities (the "Global Security") deposited with The Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.


         The Depositary has advised the trust and the underwriters as follows:
The Depositary is

          o a limited-purpose trust company organized under the laws of the State of New York;

          o    a member of the Federal Reserve System;

          o a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

          o a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act.


The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

         Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective SHARCS represented by such Global Security to the accounts of participants. The accounts to be credited will be designated by the underwriters. Ownership of beneficial interests in such Global Security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Security will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Security. Ownership of beneficial interests in such Global Security by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

         So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the SHARCS. Except as set forth below, owners of beneficial interests in such Global Security will not be entitled to have the SHARCS registered in their names and will not receive or be entitled to receive physical delivery of the SHARCS in definitive form and will not be considered the owners or holders thereof.


         Notes, shares of Common Stock or other assets deliverable in respect of, and any semiannual distributions on, SHARCS registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the trust, any Trustee, the Paying Agent (as defined below), the Administrative Trustee (as defined below) or the Custodian (as defined below) for the SHARCS will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


         The trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

         A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the trust within 90 days, the trust will issue SHARCS in definitive registered form in exchange for the Global Security representing such SHARCS. In that event, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of SHARCS represented by such Global Security equal in number to that represented by such beneficial interest and to have such SHARCS registered in its name.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

Trustees


         The internal operations of the trust will be managed by three trustees (the "Trustees"). None of the Trustees will be an "interested person" of the trust as defined in the Investment Company Act. The trust will not have an investment adviser or a portfolio manager. Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the trust. All current and future Trustees will reside in the United States and will be "United States Persons" within the meaning of Section 7701(a)(30) of the Code.

         As of , 2002 and until the closing of this offering, Salomon Smith Barney Inc., as the sponsor/initial investor of the trust, will control the trust based on its ownership of 100% of the equity securities of the trust. After the closing of this offering, Salomon Smith Barney Inc. will not own any of the equity securities of the trust. The names of the persons who will be elected by Salomon Smith Barney Inc. to serve as the Trustees are set forth below. The positions, the principal occupations of the individual Trustees during the past five years and other directorships/trusteeships held are also set forth below.


                               Principal Occupation             Other
Name, Age and Address  Title  During Past Five Years  Directorships/Trusteeships


         The trust will pay each Trustee who is not a director, officer or employee of either the underwriters or the Administrative Trustee, or of any affiliate thereof, in respect of his annual fee and anticipated out-of-pocket expenses, a one-time, upfront fee of $ in the aggregate. The trust's Managing Trustee will also receive an additional upfront fee of $ in the aggregate for serving in that capacity. The Trustees will not receive, either directly or indirectly, any other compensation, including any pension or retirement benefits, from the trust. None of the Trustees own any equity securities of the trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.



Administrative Trustee

         The day-to-day affairs of the trust will be managed by The Bank of New York as the Administrative Trustee pursuant to an administrative trustee agreement (the "Administrative Trustee"). Under the administrative trustee agreement, the Trustees have delegated most of their operational duties to the Administrative Trustee, including without limitation, their duties to:


         (1) receive invoices for and pay, or cause to be paid, all expenses incurred by the trust;


         (2) with the approval of the Trustees, engage legal and other professional advisers (other than the independent public accountants for the trust);


         (3) instruct the Paying Agent to pay distributions on SHARCS as described herein;

         (4) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the trust;

         (5) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the trust; and

         (6) make all necessary arrangements with respect to meetings of Trustees and any meetings of holders of SHARCS.


         The Administrative Trustee will not, however, select the independent public accountants for the trust or sell or otherwise dispose of the trust's assets (except in connection with an Optional Redemption, a Cash Acceleration Offer, a Payment Default, an Acceleration, a Bankruptcy Event or an early exchange of SHARCS prior to the Maturity Date and on the Maturity Date).

         Either the trust or the Administrative Trustee may terminate the administrative trustee agreement upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrative Trustee has been chosen and has accepted the duties of the Administrative Trustee.

         Except for its roles as Administrative Trustee, Custodian, Paying Agent, registrar and transfer agent of the trust, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the trust.

         The address of the Administrative Trustee is 5 Penn Plaza, 13th Floor, New York, New York, 10001.


Custodian


         The trust's custodian (the "Custodian") is The Bank of New York pursuant to a custodian agreement. In the event of any termination of the custodian agreement by the trust or the resignation of the Custodian, the trust must use its reasonable best efforts promptly to appoint a new Custodian to carry out the duties of the Custodian as set forth in the custodian agreement. Pursuant to the custodian agreement, the Custodian will invest all net cash received by the trust in short-term U.S. Government securities maturing on or shortly before the next semiannual distribution date.

         The address of the Custodian is 5 Penn Plaza, 13th Floor, New York, New York, 10001.


Paying Agent


         The transfer agent, registrar and paying agent (the "Paying Agent") for the SHARCS is The Bank of New York pursuant to a paying agent agreement. Either the trust or the Paying Agent may terminate the paying agent agreement upon 60 days' prior written notice, except that no termination will become effective until a successor Paying Agent has been chosen and has accepted the duties of the Paying Agent.

         The address of the Paying Agent is 5 Penn Plaza, 13th Floor, New York, New York, 10001.


Indemnification


         The trust will indemnify each Trustee, the Administrative Trustee, the Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Administrative Trustee, Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. The underwriters agreed to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrative Trustee, the Custodian or the Paying Agent.


Distributions


         The trust intends to distribute to SHARCS holders on a semiannual basis $ . The only source of this distribution will be the interest payments on the Notes. The first distribution, reflecting the trust's operations from the date of this offering, will be $ and will be made on , 2002 to owners of record as of , 2002. Thereafter, the trust will make distributions on and or, if any such date is not a Business Day, on the next succeeding Business Day, of each year to SHARCS holders of record as of each and , respectively. Upon the occurrence of certain events described in this prospectus, the trust will distribute some or all of its assets to SHARCS holders. Upon termination of the trust as described in "Investment Objectives and Policies--Trust Termination," each SHARCS holder will receive its pro rata share of any remaining net assets of the trust.


         The trust does not permit the reinvestment of distributions.

Estimated Expenses


         At the closing of this offering, the underwriters will pay to each of the Administrative Trustee, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of such party's ongoing fees and, in the case of the Administrative Trustee, anticipated expenses of the trust over the term of the trust. The anticipated trust expenses to be borne by the Administrative Trustee include, among other things, expenses for legal and independent accountant services, costs of printing proxy statements and proxies, SHARCS certificates and investor reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the SHARCS for sale in the various states. The one-time, up-front payments described above total approximately $ . The underwriters also will pay estimated organization costs in the amount of $ and estimated costs in connection with the initial registration with the SEC and public offering of the SHARCS in the amount of $ at the closing of the offering.

         The amount payable to the Administrative Trustee in respect of ongoing expenses of the trust was determined based on estimates made in good faith on the basis of information currently available to the trust, including estimates furnished by the trust's agents. Actual operating expenses of the trust may be substantially more than this amount. Any ongoing expenses in excess of the estimated amounts that will be paid at closing will be paid by the underwriters or, in the event of their failure to pay such amounts, the trust. The underwriters have agreed to reimburse the trust for any amounts it may be required to pay as indemnification to the Administrative Trustee, the Custodian, the Paying Agent or any Trustee.



              CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is a summary of the principal U.S. federal income tax consequences of the purchase, ownership and disposition of SHARCS, the Notes, the Common Stock and the Put Rights to holders of SHARCS who purchase SHARCS in the initial offering at their original offering price and hold SHARCS, the Notes, the Common Stock and the Put Rights as capital assets. This discussion is based upon the Internal Revenue Code of 1986 as amended (the "Code"), treasury regulations (including proposed treasury regulations) issued thereunder, Internal Revenue Service ("IRS") rulings and pronouncements and judicial decisions now in effect, all of which are subject to change, possibly with retroactive effect.




         This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances, such as holders who are subject to special tax treatment (for example, (i) banks, regulated investment companies, insurance companies, dealers in securities, traders in securities electing to mark to market, or tax-exempt organizations, (ii) persons holding SHARCS, the Notes, the Common Stock and the Put Rights as part of a hedge, a "conversion transaction" or other integrated investment, or (iii) persons whose functional currency is not the U.S. dollar), some of which may be subject to special rules, nor does it address alternative minimum taxes or state, local or foreign taxes.




         No statutory, administrative or judicial authority directly addresses the treatment of SHARCS or instruments similar to SHARCS for U.S. federal income tax purposes. As a result, no assurance can be given that the IRS or a court will agree with the tax consequences described herein.


         Prospective investors are urged to consult their own tax advisers with respect to the U.S. federal income tax consequences of the purchase, ownership and disposition of SHARCS, the Notes, the Common Stock and the Put Rights in light of their own particular circumstances, as well as the effect of any state, local or foreign tax laws.


                          Consequences to U.S. Holders


         The following discussion is a summary of the principal U.S. federal income tax consequences resulting from the purchase, ownership and disposition of SHARCS, the Notes, the Common Stock and the Put Rights to "U.S. holders." For purposes of this discussion, the term U.S. holder means an individual who is a citizen or resident of the United States, a U.S. domestic corporation or any other entity or person generally subject to U.S. federal income tax on a net income basis.




SHARCS


         Treatment of the Trust and SHARCS. The trust will be taxable as a grantor trust owned solely by the present and future holders of SHARCS for U.S. federal income tax purposes, and income received by the trust will be treated as income of the holders in the manner set forth below. Also, under the terms of the SHARCS, the trust and each holder of SHARCS will be deemed to agree to treat the trust as a grantor trust that owns the Notes, the Common Stock and the Put Rights. Under this characterization (i) a SHARCS holder's investment in SHARCS for U.S. federal income tax purposes will be treated as a direct investment in the allocable Note, Common Stock and Put Right (ii) income received by the trust will be treated as income of the SHARCS holders, and (iii) the release of Common Stock or a Note from the trust to a SHARCS holder will not give rise to a taxable event. The above characterization of the SHARCS is not binding on the IRS and it is possible that the IRS could assert a characterization that could adversely affect the timing and character of income recognized by U.S. holders. The remainder of this discussion assumes that SHARCS will be treated in this manner for U.S. federal income tax purposes.

         Allocation of Purchase Price. A U.S. holder's acquisition of a SHARCS will be treated as an acquisition of the underlying Note, shares of Common Stock and the Put Rights for U.S. federal income tax purposes. The issue price of each of the SHARCS will be allocated among the Note, the Common Stock and the Put Rights in proportion to their respective fair market values at the time of purchase. Such allocation will establish the U.S. holder's initial tax basis in the Note, the Common Stock and the Put Rights. The trust expects to report the issue price of each Note as $ , the issue price of the Common Stock allocable to a SHARCS as $ and the premium in respect of the Put Rights allocable to a SHARCS as $ . This position will be binding on each U.S. holder (but not on the IRS) unless such U.S. holder explicitly discloses a contrary position on a statement attached to such U.S. holder's timely filed U.S. federal income tax returns for the taxable year in which a SHARCS is acquired. Thus, absent such disclosure, a U.S. holder should allocate the purchase price for the SHARCS in accordance with the values reported by the trust. The remainder of this discussion assumes that this allocation of the purchase price of SHARCS will be respected for U.S. federal income tax purposes.



         Sales, Exchanges or Other Taxable Dispositions of SHARCS. If a U.S. holder sells, exchanges or otherwise disposes of a SHARCS in a taxable disposition, such U.S. holder will be treated as having sold, exchanged or disposed of each of the Note, the Common Stock and the Put Right that constitute such a SHARCS. The proceeds realized on such disposition will be allocated among the Note, the Common Stock and the Put Right in proportion to their respective fair market values. As a result, as to each of the Note, the Common Stock and the Put Right, a U.S. holder generally will recognize gain or loss equal to the difference between the portion of the proceeds received by such U.S. holder that is allocable to the Note, the Common Stock and the Put Right and such U.S. holder's adjusted tax basis in those separate elements of the SHARCS.

         The rules governing the determination of the character of gain or loss on the disposition of a Note, Common Stock or Put Right are described below.


  Notes


         The semi-annual interest payable on the Notes will be taxable to a U.S. holder as ordinary income at the time that it is paid or accrued in accordance with the U.S. holder's regular method of accounting for U.S. federal income tax purposes.

         Original Issue Discount. Because the Notes have a face amount of $ and an issue price of $ , they are issued with original issue discount, which is the difference between the issue price and the stated redemption price at maturity. The stated redemption price at maturity will in turn include all payments under the Notes other than the semi-annual interest payments of $ .


         Because the Notes have original issue discount, U.S. holders will be subject to the special tax accounting rules for original issue discount obligations provided by the Code and certain U.S. Treasury regulations. U.S. holders should be aware that, as described in greater detail below, they will be required to include original issue discount in ordinary gross income for U.S. federal income tax purposes as it accrues, regardless of whether they have received the cash attributable to that income.

         In general, and regardless of whether a U.S. holder uses the cash or the accrual method of tax accounting, a U.S. holder of a Note will be required to include in ordinary gross income the sum of the "daily portions" of original issue discount on that Note for all days during the taxable year that it owns the Note. The daily portions of original issue discount for a Note are determined by allocating to each day in any accrual period a ratable portion of the original issue discount allocable to that period. Accrual periods may be any length and may vary in length over the term of a Note, so long as no accrual period is longer than one year and each scheduled payment of principal or interest occurs on the first or last day of an accrual period. The amount of original issue discount on a Note allocable to each accrual period is determined by:

         (i) multiplying the "Adjusted Issue Price" (as defined below) of the Note at the beginning of the accrual period by a fraction, the numerator of which is the Annual Yield to Maturity (defined below) of the Note and the denominator of which is the number of accrual periods in a year; and

         (ii) subtracting from that product the amount of the semi-annual current interest allocable to that accrual period.

The "Adjusted Issue Price" of a Note at the beginning of any accrual period will generally be the sum of its issue price and the amount of original issue discount allocable to all prior accrual periods. The "Annual Yield to Maturity" of a Note is the discount rate (appropriately adjusted to reflect the length of accrual periods) that causes the present value on the issue date of all payments on the Note to equal the issue price. As a result of this "constant yield" method of including original issue discount income, the amounts a U.S. holder will be required to include in gross income if it invests in a Note generally will be lesser in the early years and greater in the later years than amounts that would be includible on a straight-line basis.


         Tax Basis in Notes. A U.S. holder's tax basis in a Note will be equal to the portion of the purchase price for the SHARCS allocated to the Notes as described above (see "--SHARCS--Allocation of Purchase Price"), increased by the amount of original issue discount previously accrued with respect to the Note.



         Sales, Exchanges or Other Taxable Dispositions of Notes. A U.S. holder will recognize gain or loss on a disposition of Notes (including a redemption for cash) in an amount equal to the difference between the amount realized by such U.S. holder on the disposition of the Notes and such U.S. holder's adjusted tax basis in such Notes. Such gain or loss is capital and is long-term if the holding period is more than one year. A U.S. holder's ability to deduct capital losses is subject to limitations.


Common Stock

         Any distribution on the Common Stock paid out of Agere's current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) will constitute a dividend and will be includible in income by a U.S. holder when received. A U.S. holder will not meet the holding period requirement and will not be eligible for the dividends received deduction during the period in which such U.S. holder owns the Common Stock and the Put Rights.




         Upon a disposition of the Common Stock (including election by a U.S. holder to receive cash in lieu of shares at maturity), a U.S. holder will recognize capital gain or loss in an amount equal to the difference between the amount realized and such U.S. holder's adjusted tax basis in the Common Stock. Capital gains of individuals derived in respect of capital assets with a holding period of greater than one year are eligible for reduced rates of taxation, but a U.S. holder's holding period for Common Stock will not begin until the Put Rights are either exercised or expire (including upon a removal of the Common Stock and the Note from the trust) (see "--Straddle Rules" below).

Put Rights

         The put option premium allocated to the Put Rights is a nondeductible capital expenditure. Any gain or loss recognized on the sale or disposition of the Put Rights will be short-term capital gain or loss (see "-- Straddle Rules"). If the Put Rights expire without having been exercised (including upon a removal of the Common Stock and the Note from the trust), the expiration is treated as a sale or exchange of the Put Rights on the expiration date, and the U.S. holder will recognize short-term capital loss in an amount equal to the put option premium at the time described in the discussion contained below in "--Straddle Rules." Any cash received by a U.S. holder in respect of the Put Rights on its maturity date will give rise to short-term capital gain or loss equal to the difference (if any) between the amount of such cash and the amount of the put option premium at the time described in the discussion contained below in "--Straddle Rules."


Straddle Rules


         The Common Stock and the Put Rights are offsetting positions in a "straddle" subject to the straddle rules of section 1092 of the Code. Under section 1092(d), selling SHARCS holders' (which includes those holders electing to receive cash instead of shares of Common Stock at maturity) capital gain or loss (if any) with respect to Common Stock that is a position in a straddle will be short-term unless such Common Stock has been held for the long-term capital gain holding period after the exercise or expiration (including upon a removal of Common Stock and the Note from the trust) of the Put Rights. Similarly, because the Put Rights are a position in a straddle, capital gain or loss realized in connection with their exercise, or capital loss realized in connection with their expiration (including upon a removal of Common Stock and Note from the trust), will be short-term. In addition, under section 1092, all or a portion of any loss realized upon the exercise or lapse of the Put Rights will be deferred until disposition of the Common Stock. Finally, because the Common Stock and Put Rights are positions in a straddle, any interest or carrying charges incurred by a U.S. holder with respect to its SHARCS may have to be capitalized under section 263(g) of the Code.


Fees and Expenses of the Trust

         The trust intends to treat fees and expenses paid by the underwriters as attributable to the underwriters and not the holders of the SHARCS. If, however, the fees and expenses were treated as attributable to a holder, such holder's pro rata portion of the expenses in connection with the organization of the trust, underwriting discounts and commissions and other offering expenses should be includible in the cost to the owner of the SHARCS. There can be no assurance, however, that the IRS will not take the view that such expenses are excludable from the holder's cost of the SHARCS. If the IRS were to prevail, such expenses would not be includible in the basis of the SHARCS and should instead be amortizable and deductible over the term of the trust. If such expenses were treated as amortizable and deductible, an individual U.S. holder who itemizes deductions would be entitled to amortize and deduct (subject to any other applicable limitations on itemized deductions) such expenses over the term of the trust only to the extent that such amortized annual expenses together with the U.S. holder's other miscellaneous deductions exceed 2% of such U.S. holder's adjusted gross income.

Backup Withholding Tax and Information Reporting



         Unless a U.S. holder is an exempt recipient, such as a corporation, payments under SHARCS, Notes, Common Stock or Put Rights, and the proceeds received from the sale of SHARCS, Notes, Common Stock or Put Rights, may be subject to information reporting and may also be subject to U.S. federal backup withholding tax if such U.S. holder fails to supply accurate taxpayer identification numbers or otherwise fails to comply with applicable U.S. information reporting or certification requirements. Any amounts withheld under the backup withholding rules will be allowed as a credit against a U.S. holder's U.S. federal income tax liability provided the required information is furnished to the IRS.

                        Consequences to Non-U.S. Holders

         The following discussion is a summary of the principal U.S. federal income tax consequences resulting from the purchase, ownership and disposition of SHARCS, the Notes, the Common Stock and the Put Rights by "Non-U.S. holders." For purposes of the discussion under this heading "Consequences to Non-U.S. Holders," a "Non-U.S. holder" is a holder of a SHARCS that is not a U.S. person. A "U.S. person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate the income of which is subject to U.S. federal income taxation regardless of its source or a trust if (i) a U.S. court is able to exercise primary supervision over the trust's administration and (ii) one or more U.S. persons have the authority to control all of the trust's substantial decisions.


 Interest on the Notes


         The payment of interest and amounts attributable to original issue discount on the Notes to a Non-U.S. holder will not be subject to U.S. federal withholding tax if: (i) the Non-U.S. holder does not actually or constructively own 10% or more of the total voting power of all of Agere's voting stock and is not a controlled foreign corporation that is related to Agere within the meaning of the Code, and (ii) the beneficial owner of the Note provides a statement signed under penalties of perjury that includes its name and address and certifies that it is a Non-U.S. holder in compliance with applicable requirements (or satisfies certain documentary evidence requirements for establishing that it is a Non-U.S. holder). If the foregoing exceptions do not apply, payments on the Notes may be subject to gross withholding at the rate of 30% (or such lower rate as may be available to a Non-U.S. holder under an applicable treaty), unless such income is effectively connected with a U.S. trade or business and appropriate documentation is filed (in which case such income will be subject to tax under regular graduated U.S. federal income tax rates).




Dividends on the Common Stock


         Dividend payments to Non-U.S. holders in respect of Common Stock will be subject to U.S. withholding tax at a rate of 30% (or such lower rate as may be available to a Non-U.S. holder under an applicable treaty).

Gain or Loss on Disposition


         A Non-U.S. holder will not be subject to U.S. federal income tax on gain realized on the sale, exchange, maturity or redemption of either a SHARCS, Note, any shares of Common Stock or a Put Right unless (i) such gain is effectively connected with the conduct by the holder of a trade or business in the United States or (ii) in the case of gain realized by an individual holder, the holder is present in the United States for 183 days or more in the taxable year of the sale and either (A) such gain or income is attributable to an office or other fixed place of business maintained in the United States by such holder or (B) such holder has a tax home in the United States. An individual Non-U.S. holder described in clause (i) above will be subject to tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates. An individual Non-U.S. holder described in clause (ii) above will be subject to a flat 30% tax on the gain derived from the sale (or at such lower rate as may be specified by an applicable income tax treaty), which may be offset by U.S. source capital losses (even though the individual is not considered a resident of the United States). If a Non-U.S. holder that is a foreign corporation falls under clause (i) above, it will be subject to tax on its gain under regular graduated U.S. federal income tax rates.


Estate Tax


         A Non-U.S. holder's estate will not be subject to U.S. federal estate tax on the Notes owned by such holder at the time of death, provided that (i) such Non-U.S. holder does not own 10% or more of the total combined voting power of all classes of Agere's voting stock, within the meaning of the Code and the U.S. Treasury regulations, and (ii) interest or original issue discount accrued on the Notes would not have been, if received at the time of death, effectively connected with the conduct by such Non-U.S. holder of a trade or business in the United States. Common Stock owned or treated as being owned by a Non-U.S. holder at the time of death will be included in such holder's gross estate for U.S. federal estate tax purposes, unless an applicable estate tax treaty provides otherwise. A Non-U.S. holder's estate may be subject to U.S. federal estate tax on the Put Rights owned by such holder at the time of death, subject to an applicable estate tax treaty.



Information Reporting and Backup Withholding


         In general, backup withholding and information reporting will not apply to payments made by the trust or its Paying Agents, in their capacities as such, to a Non-U.S. holder if the holder has provided the required certification that it is a Non-U.S. holder, provided that neither the trust nor its Paying Agent has actual knowledge that the holder is a U.S. person.

                                  UNDERWRITING

         Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the trust has agreed to sell to such underwriter, the number of SHARCS set forth opposite the name of such underwriter.

        Name                                        Number of SHARCS
        ----                                        ----------------


        J.P. Morgan Securities Inc.
        Salomon Smith Barney Inc.


                 Total..................................................

         The underwriting agreement provides that the obligations of the several underwriters to purchase the SHARCS included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the SHARCS if they purchase any of the SHARCS.


         The underwriters, for whom J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are acting as representatives, propose to offer some of the SHARCS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the SHARCS to certain dealers at the public offering price less a concession not in excess of $ per SHARCS. After the initial offering of the SHARCS to the public, the public offering price and such concession may be changed by the representative. The sales load of $ per SHARCS is equal to % of the initial public offering price.

         Subject to exceptions for offers, sales, contracts to sell and other dispositions related to employee benefit plans and the conversion of outstanding options and other convertible securities, Agere has agreed that, for a period of 90 days from the date of this prospectus, and its executive officers and directors have agreed that, for a period of 60 days from the date of this prospectus, they will not, without the prior written consent of J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the underwriters, offer, sell, contract to sell, or otherwise dispose of, any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for the Common Stock. The representatives in their sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. However, this agreement will not restrict the ability of Agere to take any of the actions listed above in connection with the offering by the trust of the SHARCS.

         The SHARCS will be a new issue of securities with no established trading market. The trust has applied to have the SHARCS approved for listing on the New York Stock Exchange under the symbol " ". The underwriters intend to make a market in the SHARCS, subject to applicable laws and regulations. However, the underwriters are not obligated to do so and any such market-making may be discontinued at any time at the sole discretion of the underwriters without notice. Accordingly, no assurance can be given as to the liquidity of such market.

         In connection with the formation of the trust, Salomon Smith Barney Inc. subscribed for and purchased one SHARCS for a purchase price of $1,000. Salomon Smith Barney Inc. sponsored the formation of the trust for purposes of this offering, including selecting its initial Trustees.

         In connection with the SHARCS offering, the underwriters may engage in syndicate covering transactions, stabilizing transactions and penalty bids. Syndicate covering transactions involve purchases of the SHARCS or the Common Stock in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases of SHARCS or Common Stock made for the purpose of preventing or retarding a decline in the market price of the SHARCS or Common Stock while the offering is in progress. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when an underwriter, in covering syndicate short positions or making stabilizing purchases, repurchases SHARCS or Common Stock originally sold by the syndicate member. These activities may cause the price of SHARCS or Common Stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected on the New York Stock Exchange or in the over-the-counter market, or otherwise and, if commenced, may be discontinued at any time.

         The underwriters have performed certain investment banking and advisory services for Agere from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for Agere in the ordinary course of their business. Affiliates of the representatives are lenders under Agere's short-term credit facility and will receive their pro rata repayments of principal thereunder from the proceeds of the offering by Agere of the Notes and the Put Rights in connection with this offering. Specifically, Agere intends to use approximately 50% of the net proceeds from its sale of the Notes and the Put Rights to the trust to repay debt under its credit facility and, together, affiliates of the representatives will receive, as repayments under Agere's credit facility approximately $ million of these net proceeds. In addition, the underwriters believe the fees and commissions payable in respect of participation in Agere's credit facility are customary for borrowers with a credit profile similar to Agere's, for a financing of the size undertaken by Agere and for borrowers in its industry. Finally, affiliates of the representatives have served as agents under Agere's credit facility and received customary fees and expenses in that capacity.

         Agere has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of any of those liabilities.


                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the trust and the underwriters by Cleary, Gottlieb, Steen & Hamilton, New York, New York. The validity of the Notes and the Put Rights will be passed upon for the underwriters by Simpson Thacher & Bartlett, New York, New York. Certain matters of Delaware law will be passed upon for the trust by Richards, Layton & Finger, Wilmington, Delaware. Certain legal matters will be passed upon for the Agere Systems Inc. by Cravath, Swaine & Moore, New York, New York.


                                     EXPERTS


         The statement of assets, liabilities and capital included in this prospectus has been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their report herein, and is included in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.


                       WHERE YOU CAN FIND MORE INFORMATION

         The trust has filed a registration statement for the SHARCS with the SEC. Information about the SHARCS and the trust may be found in that registration statement. You may read and copy the registration statement at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Registration Statement is also available to the public from the SEC's web site at http:\\www.sec.gov.


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Securityholders of SHARCS Trust I:

In our opinion, the accompanying statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of SHARCS Trust I (the "Trust") as of , 2002, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital, assessing the accounting principles used and significant estimates made by the Trust's management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP


New York, New York


          , 2002


                                 SHARCS TRUST I


              STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, , 2002


ASSETS

Cash.................................................................

Total Assets.........................................................

LIABILITIES

Total Liabilities....................................................

NET ASSETS...........................................................

CAPITAL

SHARCS, one SHARCS issued and outstanding............................


         The accompanying notes are an integral part of this statement.

                                 SHARCS TRUST I


          NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, , 2002


I.       Organization


         SHARCS Trust I, organized as a Delaware business trust on January 18, 2002, is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940. The trust has no operations to date other than matters relating to its organization and registration. The term of the trust is anticipated to expire on or shortly after , 2007. The trust may be dissolved prior to its planned termination date under certain circumstances as outlined in the registration statement.

         The trust has registered SHARCS representing all of the beneficial interest in the trust. The only securities that the trust is authorized to issue are the SHARCS. Each of the SHARCS represents the right to receive (a) semiannual distributions during the term of the trust and (b) upon the conclusion of the term of the trust, a pro rata portion of the cash proceeds of the senior subordinated notes due 2007 (the "Notes"), certain shares of the Class A common stock of Agere (the "Common Stock") or cash with an equivalent value and the cash proceeds, if any, of the cash-settled put rights with respect to the Common Stock (such amounts determined as described in the registration statement). The SHARCS may be exchanged upon the occurrence of certain events prior to the date that is 25 business days before the maturity date for the Notes and the Common Stock. Upon the occurrence of certain other events described in the registration statement, the trust may distribute some or all of its assets to SHARCS holders. The business activities of the trust are limited to the matters discussed above. The trust will be treated as a grantor trust for U.S. federal income tax purposes.

         On        , 2002, the trust issued one SHARCS to Salomon Smith Barney
Inc. in consideration for a purchase price of $1,000.


II.      Organizational Costs and Fees


         Organizational costs and ongoing fees of the trust will be borne by the trust.


III.     Management and Administration of Trust


         The internal operation of the trust will be managed by its trustees; the trust will not have a separate investment adviser. The trust will be overseen by three trustees, and its daily administration will be carried out by The Bank of New York as the administrative trustee. The Bank of New York will also serve as the trust's custodian, paying agent, registrar and transfer agent with respect to the SHARCS.

                                    SHARCSSM

             (Shared Appreciation Redeemable Convertible Securities)


                                 SHARCS TRUST I


     (Subject to Exchange into Common Stock and Notes of Agere Systems Inc.)







                 ---------------------------------------------
                                   PROSPECTUS

                                     , 2002
                 ---------------------------------------------





JPMorgan                                                    Salomon Smith Barney

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.       Financial Statements

Part A--  (i)     Report of Independent Public Accountants
          (ii)    Statement of Assets, Liabilities and Capital

Part B--          None.

2.       Exhibits


(a)(1)(A) --Declaration of Trust dated as of January 17, 2002/*/
(a)(1)(B) --Amended and Restated Declaration of Trust dated as of , 2002/**/
(a)(2)(A) --Certificate of Trust dated January 17, 2002/*/
(a)(2)(B) --Restated Certificate of Trust dated , 2002/**/
(b)       --Not applicable
(c)       --Not applicable
(d)(1)    --Form of specimen certificate of SHARCS (included in
            Exhibit 2(a)(1)(B))/**/
(d)(2)    --Portions of the Amended and Restated Declaration of Trust defining the rights of holders of SHARCS (included in Exhibit 2(a)(1)(B))/**/

(e)       --Not applicable
(f)       --Not applicable
(g)       --Not applicable

(h)       --Form of Underwriting Agreement/**/
(i)       --Not applicable
(j)       --Form of Custodian Agreement/**/
(k)(1)    --Form of Administrative Trustee Agreement/**/
(k)(2)    --Form of Paying Agent Agreement/**/
(k)(3)    --Form of Put Option Agreement/**/
(k)(4)    --Form of Fund Expense Agreement/**/
(k)(5)    --Form of Fund Indemnity Agreement/**/
 (l)      --Opinion and Consent of Counsel to the Trust/**/
                                                              =
(m)       --Not applicable
(n)(1)    --Tax Opinion of Counsel to the Trust (Consent contained in
            Exhibit 2(l))/**/
(n)(2)    --Consent of Independent Public Accountants/**/
(n)(3)    --Consents to being named as Trustee/**/
(o)       --Not applicable
(p)       --Form of Subscription Agreement/**/
(q)       --Not applicable

--------------------

/*/ Previously filed.
/**/ To be filed by amendment.
 =

Item 25. Marketing Arrangements

         See Exhibit 2(h) to this registration statement.

Item 26. Other Expenses of Issuance and Distribution


         The following table sets forth the expenses to be paid in connection with the offering described in this registration statement. Except for the SEC registration fee and the NASD fee, all amounts are estimates.

SEC registration fee...............................................  $ 36,800
New York Stock Exchange listing application fee                      $[      ]*
 Printing (other than certificates)................................  $[      ]*
Engraving and printing certificates................................  $[      ]*
Fees and expenses of qualification under state securities laws
including fees.....................................................  $[      ]*
of counsel)........................................................
Accounting fees and expenses.......................................  $[      ]*
Legal fees and expenses............................................  $[      ]*
NASD fee...........................................................  $ 30,500
Miscellaneous......................................................  $[      ]*
Total..............................................................  $[      ]*

----------------------
* To be furnished by amendment.

Item 27. Person Controlled by or Under Common Control with Registrant

         The trust will be internally managed and will not have an investment adviser. The information in the prospectus under the caption "Management and Administration of the Trust" is incorporated herein by reference.

Item 28. Number of Holders of Securities

         As of the effective date of this registration statement:

TITLE OF CLASS                              NUMBER OF RECORD HOLDERS
--------------------------                  ------------------------
SHARCS representing shares
of beneficial interest.......                          1


Item 29. Indemnification

         The underwriting agreement (Exhibit 2(h) to this registration statement) provides for indemnification.


         The Amended and Restated Declaration of Trust filed as Exhibit 2(a)(1)(D) to this registration statement provides for indemnification to each trustee against any claim or liability incurred in acting as trustee of the trust, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the trustee's duties. The Custodian Agreement, Administrative Trustee Agreement and Paying Agent Agreement filed as Exhibits 2(j), 2(k)(1) and 2(k)(2), respectively, to this registration statement provide for indemnification to the custodian, administrative trustee and paying agent, respectively, against any loss or expense incurred in the performance of their obligations under the respective agreements, unless such loss or expense is due to willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. The Fund Indemnity Agreement filed as Exhibit 2(k)(6) to this registration statement provides that J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. will indemnify the trust for certain indemnification expenses incurred under the Amended and Restated Declaration of Trust, the Custodian Agreement, the Administrative Trustee Agreement and the Paying Agent Agreement.


         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

         Not applicable.

Item 31. Location of Accounts and Records


         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of the registrant, c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711 and at the offices of The Bank of New York, the registrant's administrative trustee, custodian, paying agent, transfer agent and registrar. All other records so required to be maintained are maintained at the offices of the registrant, Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711.


Item 32. Management Services

         Not applicable.

Item 33. Undertakings

         (a) The registrant hereby undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this registration statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this registration statement or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in its prospectus contained herein.

         (b) The registrant hereby undertakes that (i) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;
(ii) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of Delaware, on the 25th day of March, 2002.


                                                 SHARCS TRUST I

                                                 By:  /s/ Donald J. Puglisi
                                                      ----------------------
                                                      Donald J. Puglisi, Trustee


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

Name                           Title                           Date
----------------------------   -----------------------------   -----------------


                               Principal Executive Officer,     March  25, 2002
 /s/ Donald J. Puglisi         Principal Financial Officer,
 ---------------------         Principal Accounting
     Donald J. Puglisi         Officer and Trustee

                                  Exhibit Index


Exhibit                          NAME OF EXHIBIT
---------      ---------------------------------------------------------
(a)(1)(A)       Declaration of Trust dated as of January 17, 2002/*/
(a)(1)(B)       Amended and Restated Declaration of Trust dated as
                of    , 2002/**/
(a)(2)(A)       Certificate of Trust dated January 17, 2002/*/
(a)(2)(B)       Restated Certificate of Trust dated    , 2002/**/
(b)             Not applicable
(c)             Not applicable
(d)(1)          Form of specimen certificate of SHARCS (included in Exhibit
                2(a)(1)(B))/**/
(d)(2) Portions of the Amended and Restated Declaration of Trust defining the rights of holders of SHARCS
                (included in Exhibit 2(a)(1)(B))/**/

(e)             Not applicable
(f)             Not applicable
(g)             Not applicable


(h)             Form of Underwriting Agreement/**/
(i)             Not applicable
(j)             Form of Custodian Agreement/**/
(k)(1)          Form of Administrative Trustee Agreement/**/
(k)(2)          Form of Paying Agent Agreement/**/
(k)(3)          Form of Put Option Agreement/**/
(k)(4)          Form of Fund Expense Agreement/**/
(k)(5)          Form of Fund Indemnity Agreement/**/
(l)             Opinion and Consent of Counsel to the Trust/**/
(m)             Not applicable
(n)(1)          Tax Opinion of Counsel to the Trust (Consent contained in
                Exhibit 2(l))/**/
(n)(2)          Consent of Independent Public Accountants/**/

(n)(3)          Consents to being named as Trustee/**/

(o)             Not applicable
(p)             Form of Subscription Agreement/**/

--------------------

/*/ Previously filed.
/**/ To be filed by amendment.